Exhibit 99.2

CONSENT OF ROBERT A. STANGER & CO., INC.

Carey Watermark Investors Incorporated:

We hereby consent to the references to our firm and description of our role in the estimates of the fair market value of the Carey Watermark Investors Incorporated’s (the “Company”) mortgage debt encumbering its real estate portfolio as of December 31, 2018, included in this Current Report on Form 8-K, as amended, and incorporated by reference into the Company’s Registration Statement on Form S-3D (File No. 333-202041) and the related prospectus included therein.

By:	/s/ Robert A. Stanger & Co., Inc.
Robert A. Stanger & Co., Inc.